SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                                 (Amendment No. )

Filed by Registrant [X]
Filed by a Party other than the Registrant [    ]
    Check the appropriate box:
[     ]  Preliminary Proxy Statement
[     ]  Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[     ]  Definitive Additional Materials
[     ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                          The Gabelli Equity Trust Inc.
                (Name of Registrant as Specified In Its Charter)

                      (Name of Person(s) Filing Proxy Statement, if othe than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:


       2) Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):


       4) Proposed maximum aggregate value of transaction:


       5) Total fee paid:


[   ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:


       2)  Form, Schedule or Registration Statement No.:


       3)  Filing Party:


       4)  Date Filed:

                                                April    29    , 1998


Dear Fellow Shareholder:

            I am writing to you to share with you two pieces of news. First, we have raised the Equity Trust's quarterly dividend to $0.27 per share from $0.25 per share. This should be reflected in your June 1998 and September 1998 dividend checks. I encourage you to read the enclosed press release regarding this increase.

            In addition, I would like to invite you to attend the Annual Meeting of Stockholders of the Gabelli Equity Trust, which will be held at 9:30 a.m. on Monday, May 11, 1998, at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut.

         At the Annual Meeting, one of the proposals that shareholders will be asked to vote upon is a proposal to ratify authority to issue senior securities. I would like you to personally focus your attention on our enclosed Proxy.

         At    last year's     meeting,  your Board of Directors recommended and
you          approved   a   resolution   that   allows   us  to   issue   senior
securities.

         The Trust is now being  sued by a  shareholder         whose goal is to
block us from issuing preferred stock. Your Board believes the Trust will benefit from the issuance of preferred stock and at the same time this proposal could help to avoid the drain on the Trust's resources caused by
this         lawsuit.  Your Board believes this is beneficial to you as a common shareholder and believes your favorable vote would reconfirm that you want to give your Board the authority to act in your interest and to issue preferred stock. While the Board hopes this will end the current litigation, at a minimum it sends a clear signal that the shareholders have spoken again.

         Thank you for the confidence you have placed in the Gabelli Equity Trust.

                                                                   Sincerely,
                                                              Mario J. Gabelli








GBFCMLPR98

     For information:
     Marc Diagonale
     (914) 921-5071


                                  PRESS RELEASE


FOR IMMEDIATE RELEASE
Rye, New York
March 24, 1998                                                 NYSE - GAB

                          THE GABELLI EQUITY TRUST INC.
                  RAISES QUARTERLY DIVIDEND TO $0.27 PER SHARE
                              FROM $0.25 PER SHARE

         The Board of Directors of The Gabelli Equity Trust Inc. is pleased to announce an increase in the quarterly dividend to $0.27 per share from $0.25 per share. In our recent survey of shareholders, highlights of which are in our just released Annual Report, well over 90% of those who responded told us we should continue the Equity Trust's 10% Policy, which was instituted in August of 1988. Since then, the Trust has paid distributions equivalent to 10% of its average net assets each year. The following chart summarizes the total distributions made by the Equity Trust since inception:

         1987      1988     1989     1990      1991(a)     1992(b)    1993(c)    1994(d)    1995(e)    1996    1997
         ----      ----     ----     ----      -------     -------    -------    -------    -------    ----    ----
     ($) 1.08      0.55     1.31     1.18       1.09        1.06        1.11       1.89       1.00     1.00    1.04

       (a) On October 21, 1991, the Trust distributed Rights equivalent to $0.42 per share upon subscription of all issued shares.
       (b) On September 28, 1992,  the Trust  distributed  Rights  equivalent to
$0.36 per share upon subscription of all issued shares.
       (c) On July 14, 1993, the Trust distributed Rights equivalent to $0.50 per share upon subscription of all issued shares.
       (d) On November 15,  1994,  the Trust  distributed  shares of The Gabelli
Global Multimedia Trust Inc. valued at $8.0625 per GAB share.
       (e) On October 19, 1995, the Trust distributed Rights equivalent to $0.37 per share upon subscription of all issued shares.

         In light of the response to our survey of shareholders and the investment performance of the Equity Trust, the Board has authorized an increase in the regular quarterly dividend amounts paid in the first three quarters of each year pursuant to the Policy. Under the terms of the amended Policy, beginning with the second quarterly distribution expected in June 1998, the Trust intends to pay $0.27 per share (up from $0.25 per share) for each of the first three quarters of each year with an adjusting distribution in December to meet the requirements of the 10% Distribution Policy.

         The total distribution fixed for each year will continue to be equal to the greater of 10% of the average of the net asset value per share of the Trust, as of the last day of the four preceding calendar quarters, or the minimum distribution requirements of the Internal Revenue Code.

         The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital.





GBFCMPR98



                          The Gabelli Equity Trust Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                 (914) 921-5070
                                                   -------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 11, 1998
                                                   -------------


To the Shareholders of
THE GABELLI EQUITY TRUST INC.

         Notice is hereby given that the Annual Meeting of Shareholders of The Gabelli Equity Trust Inc. (the "Equity Trust") will be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 11, 1998, at 9:30 a.m., for the following purposes:

         1.       To elect four (4) Directors of the Equity Trust (Proposal 1);

         2. To ratify the selection of Price Waterhouse LLP as the independent accountants of the Equity Trust for the year ending December 31, 1998 (Proposal 2);

         3. To ratify authority to issue senior securities (Proposal 3); and

         4. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

         These items are discussed in greater detail in the attached Proxy Statement.

         The close of business on March 2, 1998, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE EQUITY TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                                     By Order of the Directors


                                 JAMES E. MCKEE
                                    Secretary

    April 29, 1998

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Equity Trust involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

         3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                  Registration                                                  Valid Signature

                  Corporate Accounts
                  (1)  ABC Corp............................................ABC Corp.
                  (2)  ABC Corp............................................John Doe, Treasurer
                  (3)  ABC Corp.
                           c/o John Doe, Treasurer.........................     John Doe
                  (4)  ABC Corp., Profit Sharing Plan......................     John Doe, Trustee

                  Trust Accounts
                  (1)  ABC Trust...........................................     Jane B. Doe, Trustee
                  (2)  Jane B. Doe, Trustee
                           u/t/d 12/28/78..................................     Jane B. Doe

                  Custodian or Estate Accounts
                  (1)  John B. Smith, Cust.
                           f/b/o John B. Smith, Jr. UGMA...................     John B. Smith
                  (2)  John B. Smith.......................................     John B. Smith, Jr., Executor



                          THE GABELLI EQUITY TRUST INC.
                                                     ---------
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 11, 1998
                                                    ----------
                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Directors of The Gabelli Equity Trust Inc. (the "Equity Trust") for use at the Annual Meeting of Shareholders of the Equity Trust to be held on Monday, May 11, 1998, at 9:30 a.m., at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut, and at any adjournments thereof (the "Meeting"). A Notice of Meeting of Shareholders and a proxy card accompany this Proxy Statement.

         In addition to the solicitation of Proxies by mail, officers of the Equity Trust and officers and regular employees of Boston EquiServe, the Equity Trust's transfer agent, affiliates of Boston EquiServe or other representatives of the Equity Trust also may solicit proxies by telephone, telegraph or in person. In addition, the Equity Trust has retained Georgeson and Company Inc. to assist in the solicitation of Proxies for a minimum fee of $6,000 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Equity Trust. The Equity Trust will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Equity Trust's most recent annual report is available upon request, without charge, by writing the Equity Trust at One Corporate Center, Rye, New York, 10580-1434 or calling the Equity Trust at 1-800-422-3554.

         If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted FOR the election of the nominees as Directors and FOR Proposals 2 and 3 listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a Proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated Proxy to the Equity Trust at the above address prior to the date of the Meeting.

         In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

         The close of business on March 2, 1998, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

             Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 104,676,382 shares of the Equity Trust outstanding.

         To the knowledge of the management of the Equity Trust, no person owns of record or beneficially 5% or more of the shares of the Equity Trust except that, as of March 2, 1998, 87,286,604 shares were held of record by Cede & Co., a nominee partnership of The Depository Trust Company. Of such shares, 19,771,897 shares, representing 18.9% of the outstanding shares of the Equity Trust, are held by The Depository Trust Company as nominee for Salomon Smith Barney Inc., representing approximately 13,761 discretionary and non-discretionary accounts.

         This Proxy Statement is first being mailed to shareholders on or
 about     April 29, 1998.

             PROPOSAL 1: TO ELECT FOUR DIRECTORS OF THE EQUITY TRUST

         At the Meeting, three of the nine Directors of the Equity Trust are to be elected to hold office for a period of three years and until their successors are elected and qualified. Mr. Fahrenkopf is being considered for election by shareholders for a one year period and until his successor is elected and qualified. The Board of Directors is divided into three classes. Each year the term of office of one class will expire. Unless authority is withheld, it is the intention of the persons named in the Proxy to vote the Proxy FOR the election of the nominees named below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve the Proxy will be voted for any other person determined by the persons named in the Proxy in accordance with their judgment. Each of the Directors of the Equity Trust has served in that capacity since the July 14, 1986 organizational meeting of the Equity Trust with the exception of (i) Mr. Conn, who became a Director of the Equity Trust on May 15, 1989, (ii) Mr. Pohl, who became a Director of the Equity Trust on February 19, 1992 and (iii) Mr. Fahrenkopf, Jr., who was nominated to become a Director of Equity Trust on February 18, 1998.

         On November 19, 1997, the Equity Trust's Board of Directors approved fulfilling certain legal requirements regarding the issuance of preferred stock. If the Equity Trust issues preferred stock, then James P. Conn and Felix J. Christiana will represent holders of preferred shares. The issuance of preferred stock is expected to occur during the second quarter of 1998.

                                                                                       Number and Percentage of
                                                                                       Shares of Capital Stock
                                          Position with the Equity Trust,                Beneficially Owned**
                                            Business Experience During                Directly or Indirectly on
Name and Business Address                     Past Five Years and Age                       March _2, 1998
*Mario J. Gabelli, CFA                Chairman of the Board,  President and Chief             1,187,989
One Corporate Center              Investment  Officer       of the Equity  Trust.              (1.13%)
Rye, NY  10580-1434               Chairman of the Board,  Chief Executive Officer
                                  and Chief Investment Officer of Gabelli Funds,
                                  Inc. and GAMCO Investors, Inc.; Chairman of
                                  the Board and Chief Executive Officer of Lynch
                                   Corporation (diversified manufacturing and
                                  communications and services company); Director
                                  of East/West Communications, Inc.; Governor of
                                  the American Stock Exchange. Mr. Gabelli is
                                  55 years old.
                                  (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)

Dr. Thomas E. Bratter             Director   of  the  Equity   Trust.   Director,              9,783***
One Corporate Center              President  and Founder,  The John Dewey Academy
Rye, NY  10580-1434               (residential  college  preparatory  therapeutic
                   high school). Dr. Bratter is 57 years old.
                                  (10)

Felix J. Christiana               Director   of  the   Equity   Trust.   Retired;             32,981***
One Corporate Center              formerly  Senior Vice  President  of Dollar Dry
Rye, NY  10580-1434               Dock Savings Bank.  Mr.  Christiana is 72 years
                                  old.   (1)(2)(3)(4)(5)(8)(10)(13)

Frank J. Fahrenkopf, Jr.                     President  and  CEO of the  American                 0
One Corporate Center              Gaming  Association since June 1995; Partner of
Rye, NY  10580-1434               Hogan  &  Hartson;  Chairman  of  International
                                  Trade  Practice   Group.   Co-Chairman  of  the
                                  Commission  on  Presidential  Debates;   former
                                  Chairman    of    the    Republican    National
                                  Committee.  Mr.  Fahrenkopf  is 58  years  old.
                                  (1999)


         The following Directors of the Equity Trust will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified.

                                                                                      Number and Percentage of
                                                                                       Shares of Capital Stock
                                          Position with the Equity Trust,                Beneficially Owned**
                                    Business Experience During Past Five Years,       Directly or Indirectly on
Name and Business Address                    Age and Date Term Expires                      March  2, 1998
-------------------------                    -------------------------                      --------------
Bill Callaghan                    Director  of the  Equity  Trust.  President  of               959***
One Corporate Center              Bill Callaghan  Associates,  Ltd., an executive
Rye, NY  10580-1434               search  company.  Mr.  Callaghan  is  53  years
                                  old.  (1999) (3)(10)

James P. Conn                     Director   of  the   Equity   Trust.   Managing             23,251***
One Corporate Center              Director  and  Chief   Investment   Officer  of
Rye, NY  10580-1434               Financial   Security  Assurance  Holdings  Ltd.
                 since 1992; Director of Meditrust Corporation;
                  Director of First Republic Bank. Mr. Conn is
                       60 years old. (2000) (1)(2)(10)(14)

*Karl Otto Pohl                   Director  of the Equity  Trust.  Partner of Sal                 0
One Corporate Center              Oppenheim Jr. & Cie (private  investment bank);
Rye, NY  10580-1434               Currently  Board  Member  of  IBM  World  Trade
                                  Europe/Middle  East/Africa  Corp.;  Bertelsmann
                                  AG;      Zurich      Versicherungs-Gesellschaft
                                  (insurance);  the International  Council for JP
                                  Morgan  &  Co.;  Supervisory  Board  Member  of
                                  Royal  Dutch   (petroleum   company)   ROBECo/o
                                  Group;  Advisory  Director of Unilever N.V. and
                                  Unilever  Deutschland;  Former President of the
                                  Deutsche   Bundesbank   and   Chairman  of  its
                                  Central Bank  Council  from 1980 through  1991.
                                  Mr. Pohl is 68 years old. (2000)
                                  (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)(14)

Anthony R. Pustorino              Director   of  the  Equity   Trust.   Certified              8,845***
One Corporate Center              Public  Accountant.  Professor  of  Accounting,
Rye, NY  10580-1434               Pace  University,  since 1965. Mr. Pustorino is
                                  72          years          old.          (2000)
                                  (1)(2)(3)(4)(5)(10)(11)(13)

*Salvatore J. Zizza               Director of the Equity  Trust.  Executive  Vice             28,102***
One Corporate Center              President  of FMG  Group  (OTC),  a  healthcare
Rye, NY  10580-1434               provider;   Chairman  of  The  Bethlehem  Corp.
                                  (ASE);    Board    Member   of   Hollis   Eden
                                  Pharmaceuticals  (OTC);  Former  President and
                                  Chief  Executive  Officer of the Lehigh  Group
                                  Inc., an electrical supply wholesaler;  Former
                                  Chairman  of  the   Executive   Committee  and
                                  Director of Binnings Building  Products,  Inc.
                                  Mr. Zizza is 52 years old. (1999) (1)(4)(10)

Directors   and  Officers  as  a  .....................                                       1,294,118
Group                                                                                          (1.24%)
                  .........
*        "Interested  person" of the Equity  Trust,  as defined in the  Investment  Company Act of 1940, as amended
         (the "1940 Act").  Mr.  Gabelli is an  "interested  person" as a result of his employment as an officer of the Equity Trust and its adviser,  Gabelli  Funds,  Inc.  (the  "Investment  Adviser").  Mr.  Gabelli is a
         registered  representative  of an affiliated  broker-dealer.  Mr. Pohl  receives fees from the  Investment
         Adviser but has no obligation to provide any services to it.  Although this  relationship  does not appear to require  designation of Mr. Pohl as an "interested  person," the Equity Trust has made such designation in order to avoid the possibility that Mr. Pohl's  independence  would be questioned.  Mr. Zizza may be an
         "interested  person" as a result of his  previous  association  within  the last two years  with  Binnings
         Building  Products,  Inc.,  an entity which was  controlled by GLI,  Inc., an affiliate of the  Investment
         Adviser.
**       For this purpose "beneficial  ownership" is defined under Section 13(d)
         of the  Securities  Exchange Act of 1934,  as amended (the "1934 Act").
         The  information as to beneficial  ownership is based upon  information furnished to the Equity Trust by the Directors.
***      Less than 1%.






(1)  Trustee of The Gabelli Asset Fund                     (8)  Director of Gabelli Global Series Funds, Inc.
(2)  Trustee of The Gabelli Growth Fund                    (9)  Director of Gabelli Gold Fund, Inc.
(3)  Director of The Gabelli Value Fund Inc.              (10)  Director of The Gabelli Global Multimedia Trust
     Inc.
(4)  Director of The Gabelli Convertible Securities Fund, Inc.(11)     Director of Gabelli Capital Series Funds,
     Inc.
(5)  Director of Gabelli Equity Series Funds, Inc.        (12)  Director of Gabelli International Growth Fund,
     Inc.
(6)  Trustee of The Gabelli Money Market Funds            (13)  Director  of The Treasurer's Fund, Inc.
(7)  Director of Gabelli Investor Funds, Inc.             (14)  Trustee of The Gabelli Westwood Funds


         The Equity Trust pays each Director not affiliated with the Investment Adviser or its affiliates, a fee of $12,000 per year plus $1,500 per meeting attended in person and $500 per telephonic meeting, together with the Director's actual out-of-pocket expenses relating to attendance at meetings. The aggregate remuneration paid by the Equity Trust to such Directors during the fiscal year ended December 31, 1997, amounted to $128,500.

         During the year ended December 31, 1997, the Directors of the Equity Trust met five times, one of which was a special meeting of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member. Messrs. Felix J. Christiana and Anthony R. Pustorino serve on the Equity Trust's Audit Committee and these Directors are not "interested persons" of the Equity Trust as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Equity Trust's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Equity Trust. During the fiscal year ended December 31, 1997, the Audit Committee met twice.

         The Directors serving on the Equity Trust's Nominating Committee are Messrs. Felix J. Christiana (Chairman) and Salvatore J. Zizza. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Equity Trust. The Nominating Committee did not meet during the fiscal year ended December 31, 1997. The Equity Trust does not have a standing compensation committee.

     Bruce N. Alpert, Vice President and Treasurer of the Equity Trust, Marc S. Diagonale, Vice President of the Equity Trust, and James E. McKee, Secretary of the Equity Trust, are the only executive officers of the Equity Trust not included in the listing of Directors above. Mr. Alpert is 46 years old and has served as an officer of the Equity Trust since August 1988. He currently serves as Vice President and Chief Operating Officer of the Investment Advisory Division of the Investment Adviser and as an officer for each mutual fund managed by the Investment Adviser, an officer and Director of Gabelli Advisers, Inc. and Gabelli Fixed Income LLC. Mr. Diagonale is 31 years old and served as a client services representative for Gabelli & Company, Inc. from March 1993 until he became Assistant Vice President of the Equity Trust on May 9, 1994. He was appointed Vice President of the Equity Trust on February 22, 1995. Prior to 1993, Mr. Diagonale was a masters of business administration student at New York University. Mr. McKee is 34 years old and has served as Secretary of the Equity Trust since August 16, 1995. He has served as Vice President and General Counsel of GAMCO Investors, Inc. since 1993 and of Gabelli Funds, Inc. since August 1995. Mr. McKee also serves as Secretary for each mutual fund managed by the Investment Adviser and Gabelli Advisers, Inc. From 1992 through 1993 Mr. McKee served as Branch Chief with the U.S. Securities and Exchange Commission in New York. The business address of each of these officers is One Corporate Center, Rye, New York 10580-1434.

         The following table sets forth certain information regarding the compensation of the Equity Trust's directors and officers. Mr. Diagonale is employed by the Equity Trust and is not employed by the Investment Adviser. Officers of the Equity Trust who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Equity Trust.


                               Compensation Table
                                     for the
                       Fiscal Year Ended December 31, 1997


                                                                  Aggregate        Total Compensation from the
                                                              Compensation from       Equity Trust and Fund
                                                              the Equity Trust     Complex Paid to Directors
                      Name of Person and Position                                         and Officer*

            Mario J. Gabelli                                         $ 0                       $ 0
            Chairman of the Board

            Dr. Thomas E. Bratter                                  $18,000                 $23,500 (2)
            Director

            Bill Callaghan                                         $18,000                 $37,500 (3)
            Director

            Felix J. Christiana                                    $20,000                 $85,000 (9)
            Director

            James P. Conn                                          $18,000                 $42,500 (5)
            Director

            Karl Otto Pohl                                         $16,500                $85,620 (15)
            Director

            Anthony R. Pustorino                                   $20,000                 $95,500 (9)
            Director

            Salvatore J. Zizza                                     $18,000                 $47,500 (4)
            Director

            Marc S. Diagonale                                     $105,000                $105,000 (1)
            Vice President

---------------
*  Represents  the total  compensation  paid to such persons during the calendar year ended  December 31, 1997 by investment  companies  (including the Equity
   Trust) from which such person receives  compensation that are considered part of the same fund  complex as the Equity  Trust  because  they have  common or affiliated  investment  advisers.  The number in  parenthesis  represents the number of such investment companies.

Required Vote

         In the election of Directors of the Equity Trust, those candidates receiving the highest number of votes cast at the Meeting, if a quorum is
present, shall be elected to the     four      positions.

THE BOARD OF DIRECTORS,  INCLUDING THE  "NON-INTERESTED"  DIRECTORS,  RECOMMENDS
THAT THE  SHAREHOLDERS  VOTE "FOR" THE PROPOSAL TO ELECT     FOUR      DIRECTORS
OF THE EQUITY TRUST.

  PROPOSAL 2: TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE EQUITY TRUST
                               FOR THE YEAR ENDING
                                DECEMBER 31, 1998

         Upon recommendation by the Audit Committee, Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected by the vote of a majority of those Directors who are not "interested persons" of the Equity Trust to serve as independent accountants for the Equity Trust's fiscal year ending December 31, 1998. Price Waterhouse LLP has advised the Equity Trust that it is independent with respect to the Equity Trust in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission (the "SEC").

         Representatives of Price Waterhouse LLP are expected to be present at the Meeting to answer appropriate questions and will be given the opportunity to make a statement if they so desire.

Required Vote

         Ratification of the selection of Price Waterhouse LLP as independent accountants requires the affirmative vote of a majority of the votes cast by holders of shares of the Equity Trust represented at the Meeting if a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE EQUITY TRUST FOR THE YEAR ENDING DECEMBER 31, 1998.

           PROPOSAL NO. 3: TO RATIFY AUTHORITY TO ISSUE SENIOR SECURITIES

         At the 1997 Annual Meeting your Board of Directors recommended and you, the Equity Trust's shareholders, approved a resolution that allows us to issue senior securities, to the extent described below. Your Board believes that the ability to issue senior securities, especially in an environment of historically low interest rates, is in the best interests of the Equity Trust's shareholders.

             The Equity Trust is now being sued by a shareholder who owns 6,642 shares whose goal is to block us from issuing preferred stock. We believe the Equity Trust will benefit from the issuance of preferred stock and at the same time this proposal could help to avoid the drain on the Equity Trust's resources caused by this misguided lawsuit. Your Board believes this is beneficial to you as a common shareholder and believes your favorable vote would reconfirm that you want to give your Board the authority to act in your interest and to issue preferred stock. While the Board hopes this will end the current litigation, at a minimum it sends a clear signal that the shareholders have spoken again.

    THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "NON-INTERESTED" DIRECTORS, RECOMMENDS A VOTE "FOR" PROPOSAL 3.


         The following pages provide the background and reasons for this proposal and the Board's recommendation as well as detailed information regarding senior securities and potential risks to holders of the Equity Trust's common stock from the issuance of senior securities.

         Background. At the 1997 Annual Meeting of Shareholders, the Equity Trust's shareholders approved a proposal to amend the Equity Trust's fundamental investment restriction prohibiting the issuance of "senior securities," as that term is defined in the 1940 Act. As amended, the Equity Trust is authorized to issue senior securities to the extent permitted by applicable law and its
other  investment   restrictions.         The  proxy  statement  distributed  to
shareholders in connection with that meeting noted that the amendment would enable the Equity Trust to issue preferred stock, and that if the proposal was approved, the Board of Directors intended to consider more fully the issuance of preferred stock.

         At its meeting on November 19, 1997 the Board concluded that issuance of $100-$200 million of preferred stock (the "1998 Series Preferred Stock")
     would be in the best interests of the holders of the common stock if the rates for long-term securities in the capital markets continued to be favorable. In reaching this conclusion the Board noted that the Equity Trust had been able to earn a considerably higher return for the common stockholders in the past than the Equity Trust would be likely to have to pay on the 1998 Series Preferred Stock and that introducing a moderate amount of equity leverage was likely to enable the Equity Trust to earn an incremental return for the common stockholders. Acting pursuant to the Board's authorization, on February 10, 1998, the Equity Trust filed a registration statement with the SEC relating
to the proposed  issuance of the     1998 Series Preferred Stock.       On March
19, 1998, the Equity Trust filed an amendment to the Registration Statement responding to comments by the SEC staff and expects to be in a position to
commence      an offering in the near future.

         On or about March 9, 1998, a lawsuit which sought class action status was commenced against the Equity Trust, its Directors and the Equity Trust's investment adviser alleging violations of Section 14(a) of the Securities Exchange Act of 1934 and Section 20(a) of the 1940 Act, and (as against the Directors) breach of fiduciary duty, seeking an injunction against the issuance of preferred stock by the Equity Trust and other relief. (Carter v. Gabelli Equity Trust Inc. et al., United States District Court, Southern District of New York, 98 Civ. 1710 (BDP)). The complaint in that action alleges that the Equity Trust's proxy statement used in connection with the 1997 Annual Meeting made material misstatements and omissions in connection with the proposal to amend the restriction on the issuance of senior securities. Specifically, the complaint alleges that the proxy statement falsely suggested that the only risk to shareholders from the issuance of senior securities was the risk associated with leveraging of the Equity Trust, and failed to disclose the adverse impact that certain statutory voting rights of any preferred stock would have on the holders of the Equity Trust's common stock. More specifically, the complaint alleged that the proxy statement failed to disclose that the holders of preferred stock, voting as a separate class, would have the right to elect two directors at all times, to elect a majority of the directors if the Equity Trust failed to pay two years or more of dividends on the preferred stock and to veto various corporate actions including the charter amendments necessary to convert the Equity Trust from closed-end to open-end status. The complaint also alleged that the proxy statement failed to disclose that the preferred shareholders would have no incentive to approve any proposal to convert the Equity Trust to open-end status, and failed to disclose that the Board could issue preferred stock in the future without any further notice to or request for approval from shareholders regarding the terms and conditions of the preferred stock. The complaint also alleges that the purpose of the Board of Directors in seeking to have the Equity Trust issue preferred stock is to prevent the Equity Trust from ever converting to open-end status, and to entrench the adviser's fee income.

              The Board of Directors believes that these allegations are meritless and on March 30, 1998, the Directors of the Equity Trust and its Investment Adviser filed a motion to dismiss the complaint. Specifically, the Board of Directors believes that the right of the preferred stockholders to elect two out of nine directors is immaterial to the common stockholders. The Board believes that the contingent right of the preferred stockholders to elect a majority of the directors is so extremely remote that it is also immaterial. In order to be certain of preserving the special tax status of investment companies that is critical for our shareholders, the Equity Trust would pay the preferred stock dividend unless it had insufficient assets to do so, and the 1998 Series Preferred Stock has standard redemption provisions in it to make sure that the Equity Trust always has sufficient assets. The Board believes that the right of the preferred stockholders to veto certain corporate actions, including the charter amendments necessary to convert the Equity Trust to open-end status, is immaterial for a variety of reasons, including the fact that the 1998 Series Preferred Stock has no such veto power because it would be mandatorily redeemed if the Board and the common stockholders voted in favor of such actions but the holders of the 1998 Series Preferred Stock voted against such actions. (Once the 1998 Series Preferred Stock was redeemed, under applicable law the proposals would be resubmitted to the common stockholders for approval.) The Board also believes that preferred stockholders would have an incentive to vote in favor of open-ending in many circumstances and that the mandatory redemption feature makes the presence or absence of any incentive on their part irrelevant. The Board notes that it has authority to take most corporate actions, including issuing more common stock, without further shareholder approval and accordingly believes this allegation of the plaintiff to be immaterial. The Board believes that it has incorporated several features in the terms of the 1998 Series Preferred Stock to make sure that the Equity Trust is not prevented from converting to open-end status and the Investment
Adviser's fee income is not entrenched, so that these allegations of the plaintiff also have no merit. Finally, the Board believes that it has acted at all times solely in the best interests of the Equity Trust and the common stockholders.

         The Board of Directors continues to believe that the issuance of preferred stock by the Equity Trust is in the best interests of the holders of the common stock for several reasons. First, the Board of Directors believes that the Equity Trust can over time earn an incremental return for the common stockholders from the assets acquired with the proceeds of the preferred stock. Second, the Board of Directors believes that, under certain circumstances, payments of dividends on the preferred stock may increase the proportion of the return to the common stockholders attributable to unrealized appreciation, which would reduce the level of current taxation to the common stockholders. Third, the Board of Directors notes that two other funds managed by the Equity Trust's Investment Adviser that issued preferred stock in 1997 have earned a higher return since giving effect to the issuance of those preferred stocks than the dividend rates on those preferred stocks and that the market value per share of the common shares of those funds has increased both absolutely and relative to net asset value ("NAV") during the period since the issuance of such preferred stocks as reflected in the table below:


                                 Immediately Prior to Offering*                 As of April 15, 1998
                                 -----------------------------                  --------------------

                               Market                                    Market
                                Value        NAV       Discount           Value           NAV      Discount
Gabelli Convertible
Securities Fund                $9.625      $11.36       (15.3)%          $11.1875      $11.84       (5.5)%

Gabelli Global
Multimedia Equity Trust        $7.125       $8.96       (20.5)%           $10.56       $11.76       (10.7)%
         * Gabelli  Convertible  Securities Fund and Gabelli Global Multimedia Trust commenced  offering  preferred stock on May 16, 1997 and June 4, 1997, respectively.



         There can, of course, be no assurance that the Equity Trust will be able to earn an incremental return for the common stockholders from assets attributable to an issuance of preferred stock or that any trading discount of the Equity Trust will be reduced after the issuance of any preferred stock.

         The Equity Trust intends to complete the issuance of the 1998 Series Preferred Stock as soon as practical if capital market conditions continue to be favorable. However, completion of the offering may not be practicable until the litigation described above is resolved. In the ordinary course, defending this litigation could take several months or longer and cause a substantial drain on the Equity Trust's resources. In the meantime, interest rates may increase, which would also reduce the potential benefit of issuing preferred stock. After considering these factors, the Board of Directors, including all of the independent directors, has concluded that adoption of
this  proposal       will be an  efficient  way of  seeking  to end the  current litigation, reducing any drain on the Equity Trust's resources, and will eliminate questions regarding possible future issuances of preferred stock. The Board also believes that ratification will be an efficient way of ensuring that the Equity Trust can be in a position to seek incremental returns for the holders of the Equity Trust's common stock on acceptable economic terms. If Proposal 3 is not approved, the Board of Directors will consider what actions it should take, including acting on the authorization given by the stockholders at the 1997 Annual Meeting.

         Any preferred stock authorized in the future will have such terms and conditions as approved by the Board of Directors at that time, which may or may not include the type of mandatory redemption features described above. There can be no assurance that approval of this ratification proposal will terminate the current litigation or eliminate issues relating to future offerings of senior securities.

         In order to assist stockholders in voting on the ratification proposal, the Board of Directors has authorized the inclusion in this proxy statement of the following information about the rights of senior securities under the 1940 Act and potential risks to holders of the Equity Trust's common stock. Although the Board of Directors believes the following information is far more detailed than required under the Federal securities laws, in light of the current litigation, the Board believes that excess disclosure is a more prudent, albeit unnecessary, course of action.

Investment Company Act of 1940 -- Restrictions on Issuance of Senior Securities

         The 1940 Act permits a registered closed-end investment company such as the Equity Trust to issue senior securities, and to sell senior securities of which it is the issuer, under certain circumstances as summarized below.

         First of all, such issuance must be consistent with the fundamental investment restrictions and any other fundamental policies of the investment company.

         If such class of senior securities represents an indebtedness ("debt securities"), then the following requirements must be met:

         (a) such debt securities must have an asset coverage (meaning the ratio which the value of the total assets of the investment company, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of debt securities) of at least 300% immediately after issuance or sale of such debt securities;

         (b) provision must be made to prohibit the declaration of any dividend (other than a stock dividend) or the declaration of any other distribution upon any class of the capital stock of the investment company, or the purchase of any such capital stock by the company, unless, after giving effect to such action, such debt securities have an asset coverage of at least 300% (200% in the case of dividends on any preferred stock); and

         (c) provision must be made either that:

         (i) if on the last business day of each of twelve consecutive calendar months such debt securities have an asset coverage of less than 100%, the holders of such securities voting as a class will be entitled to elect at least a majority of the members of the board of directors of the investment company, until such debt securities have an asset coverage of at least 110% on the last business day of three consecutive calendar months, or

         (ii) if on the last business day of each of twenty-four consecutive calendar months such debt securities have an asset coverage of less than 100%, an event of default shall be deemed to have occurred.

         The Equity Trust currently has a fundamental investment restriction prohibiting the borrowing of money except under certain limited circumstances, and thus the Equity Trust generally may not issue senior securities in the form of debt. The Equity Trust has not sought, and is not now seeking, any changes to this fundamental restriction.

         If the senior securities are stock ("preferred stock"), then the following requirements must be met:

         (a) such stock must have an asset coverage (meaning the ratio which the value of the total assets of the investment company, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of debt securities of such company plus the involuntary liquidation preference of the preferred stock of such company) of at least 200% immediately after such issuance or sale;

         (b) provision must be made to prohibit the declaration of any dividend (other than a dividend payable in common stock) or the declaration of any other distribution upon the common stock of the company, or the purchase of any such common stock, unless, after giving effect to such action, such preferred stock has an asset coverage of at least 200%;

         (c) provision must be made to entitle the holders of such preferred stock, voting as a class, to elect at least two directors at all times, and, subject to the prior rights, if any, of the holders of any debt securities outstanding, to elect a majority of the directors if at any time dividends on such preferred stock are unpaid in an amount equal to two full years' dividends on such securities, and to continue to be so represented until all dividends in arrears are paid or otherwise provided for;

         (d) provision must be made requiring approval by the vote of a majority (i.e., the lesser of a majority of the outstanding shares or two-thirds of a quorum of such shares) of such preferred stock, voting as a class, of any plan of reorganization adversely affecting such preferred stock; of any action to change the classification of the investment company from a non-diversified to a diversified company; or of any action to change its classification from a closed-end investment company to an open-end investment company; or of any action to borrow money, issue senior securities, underwrite securities of other persons, purchase or sell real estate or commodities or make loans to other persons (all other than as authorized in such company's registration statement under the 1940 Act), deviate from fundamental investment restrictions or other fundamental policies or change the nature of the business of such company so as to cease to be an investment company; and

         (e) such class of stock must have complete priority over any other class as to distribution of assets and payment of dividends, which dividends must be cumulative.

         The 1940 Act limits a registered closed-end investment company such as the Equity Trust to one class of debt securities and to one class of preferred stock, except that (i) any such class may be issued in one or more series so long as no such series has a preference or priority over any other series upon the distribution of the assets of such company or in respect of the payment of interest or dividends and (ii) promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed to be a separate class of debt securities. In addition, debt securities do not include any promissory note or other evidence of indebtedness for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the investment company at the time.

             As of March 31, 1998, the Equity Trust had total assets of $1,477,257,601 and total liabilities of $158,060,309 and had not borrowed any money. Accordingly, as of such date, the Equity Trust could issue senior securities representing preferred stock having an involuntary liquidation preference of up to $1.319 billion.

Risks to Common Stockholders of Issuance of Senior Securities

         A leveraged capital structure creates certain special risks and potential benefits not associated with unleveraged funds having similar investment objectives and policies. If the Equity Trust were to issue preferred stock, any investment income or gains earned from the capital represented by the preferred shares which is in excess of the dividends payable thereon will cause the total return of the Equity Trust's common stock to be higher than would otherwise be the case. Conversely, if the investment performance of the capital represented by the preferred shares fails to cover the dividends payable thereon, the total return of the Equity Trust's common stock would be less or, in the case of negative returns, would result in higher negative returns to a greater extent than would otherwise be the case. The requirement to pay dividends on the preferred stock in full before any dividends may be paid on the common stock means that dividends on the common stock from earnings may be reduced or eliminated.

         The mandatory requirements of the 1940 Act could also pose certain risks for the common stockholders in the same circumstances. If the Equity Trust's asset coverage for any preferred stock or debt securities falls below the requirements of the 1940 Act, the Equity Trust would be unable to pay dividends on its common stock. Although an inability to pay dividends on the common stock could conceivably cause the Equity Trust to lose its special federal income tax status, which would be materially adverse to the holders of the common stock, such inability can be avoided through the use of mandatory redemption requirements designed to ensure that the Equity Trust maintains the necessary asset coverage.

             The class voting requirements for future issuances of preferred stock could make it more difficult for the Equity Trust to take certain actions that may, in the future, be proposed by the Board of Directors and/or common stockholders, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of the Equity Trust's securities if such actions would be adverse to the preferred stock, or such as changing to an open-end investment company or acting inconsistently with its fundamental investment restrictions or other fundamental policies or ceasing to be an investment company. However, the Board of Directors views these risks as immaterial since (i) any preferred stock issued by the Equity Trust in the future would normally be able to be called at the option of the Board of Directors after a relatively short period of time, such as five years, (ii) the Board would be unlikely to approve any actions that would be adverse to the rights of the holders of the preferred stock and (iii) matters such as becoming an open-end investment company have not been raised by stockholders with the Board of Directors. In addition, the Board of Directors would be able to include additional redemption features in any series of preferred stock that might be issued in the future that would enable the Equity Trust to redeem the preferred stock if it appeared to stand in the way of actions that the Board concluded at the time of issuing the preferred stock might be of significance to the common stockholders over the short term. Preferred shares will be issued only if the Board of Directors of the Equity Trust determines in light of all relevant circumstances known to the Board that to do so would be in the best interests of the Equity Trust and its stockholders.

         The circumstances that the Board will consider before issuing preferred stock, and did consider before authorizing the issuance of the preferred stock that is currently in registration, include not only the dividend rate on the preferred stock in comparison to the historical performance of the Equity Trust but also such matters as the terms on which the Equity Trust can call the preferred stock, the circumstances in which the Equity Trust's investment adviser will earn additional investment advisory fees on the net assets attributable to the preferred stock and the ability of the Equity Trust to meet the asset coverage tests and other requirements imposed by the rating agencies for such preferred stock.

             The 1998 Series Preferred Stock provides for mandatory redemption to the extent necessary to continue to meet asset coverage tests and to the extent that the Board of Directors and the common stockholders have approved actions that would require a separate class vote by the preferred stock. In addition, the Equity Trust's investment adviser has agreed that it does not intend to seek payment of advisory fees on the incremental assets attributable to the 1998 Series Preferred Stock to the extent that the Equity Trust's total return does not exceed the dividend rate on the 1998 Series Preferred Stock. The Board is also satisfied that the Equity Trust currently has, and over time should have, strong dividend coverage.

         The issuance of preferred stock convertible into shares of the Equity Trust's Common Stock might also reduce net income per share of common stock and net asset value per share of common stock if these securities are converted into common stock. Such income dilution would occur if the Equity Trust could, from the investments made with the proceeds of the preferred shares, earn an amount per share of common stock issuable upon conversion greater than the dividend required to be paid on the amount of preferred stock convertible into one share of common stock. Such net asset value dilution would occur if preferred shares were converted at a time when the net asset value per share of the Equity Trust's common stock was greater than the conversion price.

          The staff of the SEC has taken the position that the 1940 Act prohibits a registered closed-end investment company from issuing a convertible security the conversion feature of which predominates among such security's investment characteristics. Accordingly, the Equity Trust's Board of Directors will consider such position in connection with its authorizing the issuance and sale of any convertible security by the Equity Trust, and the SEC staff will be given an opportunity to review the attributes of any proposed convertible security before it is issued and sold by the Equity Trust.

Required Vote

         Proposal 3 will be deemed approved upon the affirmative vote of a majority of the outstanding voting securities of the Equity Trust which, as defined in the 1940 Act, means the lesser of (a) 67% of the shares present at a meeting of its shareholders if a quorum is present or (b) more than 50% of the outstanding shares of the Equity Trust.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 3.

The Investment Adviser and Administrator

         Gabelli Funds, Inc. acts as investment adviser and administrator to the Equity Trust. The business address for Gabelli Funds, Inc. is One Corporate Center, Rye, New York
 10580-1434.

Compliance with the Securities Exchange Act of 1934

         Section 16(a) of the Securities  Exchange Act of 1934, as amended,  and
Section  30(f) of the 1940 Act,  and the rules  thereunder,  require  the Equity
Trust's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who own more than 10% of a registered class of the Equity Trust's securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange and to furnish the Equity Trust with copies of all Section 16(a) forms they file. Based solely on the SEC's review of the copies of such forms it receives, the Equity Trust believes that during 1997, such persons complied with all such applicable filing requirements.

Broker Non-Votes and Abstentions

         If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), is unmarked or marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. The election of Directors (Proposal 1) provides that the four candidates who receive the highest number of votes cast at the meeting are elected; therefore, abstentions will be disregarded. The ratification of Price Waterhouse LLP as independent accountants of the Equity Trust (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting; therefore, abstentions will be disregarded. The ratification of authority to issue senior securities (Proposal 3) requires approval of a 1940 Act majority; therefore, abstentions and broker non-votes have the effect of a negative vote on the proposal.

         Shareholders of the Equity Trust will be informed of the voting results of the Meeting in the Equity Trust's Semi-Annual Report dated June 30, 1998.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

         All proposals by shareholders of the Equity Trust, which are intended to be presented at the Equity Trust's next Annual Meeting of Shareholders to be held in 1999, must be received by the Equity Trust for consideration for inclusion in the Equity Trust's proxy statement and proxy relating to that
meeting no later than     December 31, 1998.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

[x]

PLEASE MARK VOTES
AS IN THIS EXAMPLE


----------------------------------------------------------------

                 THE GABELLI EQUITY TRUST INC.

----------------------------------------------------------------

1.   To elect four (4) Directors of the Equity Trust:

    For All        With-       For All
   Nominees         hold        Except

     -----         -----        -----

         Mario J. Gabelli
         Thomas E. Bratter
         Felix J. Christiana
         Frank J. Fahrenkopf, Jr.

     NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2. To ratify the selection of Price Waterhouse LLP as the independent accountants of the Equity Trust for the year ending December 31, 1998.

      For          Against      Abstain

     -----          -----        -----


3.   To ratify authority to issue senior securities.

      For          Against      Abstain

     -----          -----        -----


4. In their discretion, the proxies are authorized to consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

                                           Date
  Please         be sure to sign and date this Proxy.



      Shareholder sign here
Co-owner sign here

Mark box at right if an address change or comment has been noted on the reverse side of _____ this card.

              RECORD DATE SHARES:

                          THE GABELLI EQUITY TRUST INC.
               This proxy is solicited on behalf of the Directors


The undersigned hereby appoints Mario J. Gabelli, Anthony R. Pustorino, Felix J. Christiana and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Equity Trust to be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 11, 1998 at 9:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.
The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and FOR Proposals 2 and 3 and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting.
Please refer to the Proxy Statement for a discussion of the Proposals.

                   PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. Please sign this proxy exactly as your name(s) appear(s) on the books of the Equity Trust. If joint owners, either may sign. Equity Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

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